                                                                    Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 333-52182 of Fifth Third Bancorp on Form S-4 of our report dated January 16, 2001, incorporated by reference in the Annual Report on Form 10-K of Fifth Third Bancorp for the year ended December 31, 2000.


                                                       /s/ Deloitte & Touche LLP


Cincinnati, Ohio


April 2, 2001